Execution Copy
Amendment No. 1 to Amended and Restated Receivables Loan Agreement
This Amendment No. 1 to Amended and Restated Receivables Loan Agreement (this “Amendment”), effective as of August 8, 2023 (the “Effective Date”), is executed by and among Hilton Grand Vacations Trust I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders, Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and Structuring Agent, and Computershare Trust Company, N.A., as Securities Intermediary, Paying Agent, Backup Servicer and Custodian. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).
Witnesseth:
Whereas, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank, National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Amended and Restated Receivables Loan Agreement dated as of May 3, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”); and
Whereas, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement as further described below;
Now, Therefore, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Amendment to the Receivables Loan Agreement.
Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Receivables Loan Agreement is hereby amended as follows
    Section 1.1.    The last sentence of Section 2.16(b) is hereby amended and restated as follows:
“In the event that the Collection Account Bank or the Hedge Reserve Account Bank ceases to be a Qualified Institution, the Borrower shall, within thirty (30) days thereof, appoint a Qualified Institution to be the successor Collection Account Bank or the Hedge Reserve Account Bank and establish a new Collection Account or Hedge Reserve Account at such Qualified Institution.”
    Section 1.2.    Section 2.17(c)(iv) is hereby amended and restated as follows:

“(iv)    Reserved;”
    Section 1.3.    The last sentence of Section 2.17(d) is hereby amended and restated as follows:
“The Borrower shall not appoint any Collection Account Bank or Hedge Reserve Account Bank which is not, at the time of such appointment, a Qualified Institution.”
Section 2.    Conditions Precedent.
This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.
Section 3.    Representations, Warranties and Confirmations.
The Borrower hereby represents and warrants that:
    Section 3.1.    It has the power and is duly authorized, including by all limited liability company action, on its part, to execute and deliver this Amendment.
    Section 3.2.    This Amendment has been duly and validly executed and delivered by it.
    Section 3.3.    This Amendment and the Receivables Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.
    Section 3.4.    Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).
    Section 3.5.    Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.
Section 4.    Entire Agreement.
The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
Section 5.    Effectiveness of Amendment.
Except as expressly amended by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Receivables Loan Agreement and the other Facility Documents, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to “this Agreement,” “this Receivables Loan Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement, as amended hereby, and each reference in any other Facility Document to the Receivables Loan Agreement or to any terms defined in the Receivables Loan Agreement which are modified hereby shall mean and be references to the Receivables Loan Agreement or to such terms as modified hereby.
Section 6.    Governing Law.
This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
Section 7.    Binding Effect.
This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.
Section 8.    Headings.
The Section headings herein are for convenience only and will not affect the construction hereof.
Section 9.    Novation.
This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.
Section 10.    Counterparts.
This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 11.    Fees, Costs and Expenses.
The Paying Agent agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.
Section 12.    Electronic Signatures.
This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
Section 13.    Transfer.
Effective as of the Effective Date, the parties hereto hereby consent to the assignment of the rights and obligations of Wells Fargo Bank, National Association (“Wells Fargo”), as Securities Intermediary, Paying Agent, Backup Servicer and Custodian (“Retiring Securities Intermediary and Paying Agent”) under the Facility Documents (including, without limitation, for the avoidance of doubt, the Custody Agreement and the Electronic Collateral Control Agreement) and any documents entered into or delivered pursuant thereto to Computershare Trust Company, N.A. (“CTC”). Each of the Borrower, the Administrative Agent, the Lenders and each of the other parties hereto hereby waives any notice requirements in connection with the assignment by the “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” under the Receivables Loan Agreement and the other Facility Documents. CTC hereby accepts the assignment as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” under the Receivables Loan Agreement and the other Facility Documents and shall hereby succeed to and, from and after the date hereof, be vested with all of the rights, powers, privileges, duties and protections of the “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” under the Receivables Loan Agreement and each of the other Facility Documents. Wells Fargo, as Retiring Securities Intermediary, Paying Agent , Backup Servicer and Custodian shall execute and deliver such instruments as may be prepared by CTC and are in form and substance reasonably satisfactory to the Wells Fargo, and do such other things as CTC may reasonably request, so as to more fully and certainly vest and confirm upon CTC the rights, powers, privileges, obligations, duties and protections of the “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian”. Upon the Effective Date, Wells Fargo shall be discharged from its duties and obligations as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” under the Receivables Loan Agreement and under the other Facility Documents; provided, that, notwithstanding the foregoing and any other provisions in the Receivables Loan Agreement, the indemnity and other rights and protections in favor of Wells Fargo as resigning “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” under the Receivables Loan Agreement (prior to the Effective Date, the “Existing Agreement”) and the other Facility Documents shall continue and the provisions of Articles Two and Eight of the Receivables Loan Agreement shall continue in effect for the benefit of Wells Fargo in its capacities as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” as to any actions taken or omitted to be taken by it while Wells Fargo was acting in such capacities under the Existing Agreement and the other Facility Documents. Without limiting the generality of Articles Two and Eight of the Receivables Loan Agreement, (i) CTC shall have no liability to any Person with respect to actions taken or omitted to be taken by Wells Fargo as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian”, or its sub-agents occurring prior to the Effective Date and (ii) Wells Fargo shall have no liability to any Person with respect to actions taken or omitted to be taken by CTC as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” occurring from and after the Effective Date. The indemnification and reimbursement provisions of the Facility Documents, including, without limitation Articles Two and Eight of the Receivables Loan Agreement, shall continue to be effective for the benefit of, and enforceable by, Wells Fargo and its sub-agents with respect to actions taken or omitted to be taken by any of them and other events and conditions occurring prior to the effectiveness of, or in accordance with, this Amendment (such provision, collectively, the “Continuing Indemnities”). As of the Effective Date, Wells Fargo, as Retiring Securities Intermediary, Paying Agent, Backup Servicer and Custodian hereby confirms that it has not received notice of any pending or overtly threatened claims against it in such capacity or any of its sub-agents, or incurred any losses, obligations, fees, expenses or charges in connection therewith, and with respect to which it would be entitled to reimbursement or indemnity under the Continuing Indemnities. For the avoidance of doubt, (1) all related references to “Wells Fargo Bank, National Association” as “Securities Intermediary”, “Paying Agent”, “Backup Servicer” or “Custodian” in the Facility Documents are hereby replaced with “Computershare Trust Company, N.A.”, and (2) all references to the address “600 S. 4th Street MAC N9300-061 Minneapolis, MN 55749” for Wells Fargo Bank, National Association as Retiring Securities Intermediary and Paying Agent, in any Facility Document in effect immediately prior to the date hereof are hereby replaced with “1505 Energy Park Drive St. Paul, MN 55108”.
Pursuant to Section 31 of the Custody Agreement, by its execution hereof, the Administrative Agent hereby directs the Custodian to cause the Required Legend to be updated to reflect: ““Required Legend” means a legend applied by the eOriginal System to every page of a document within an Electronic Timeshare Loan File, which shall read as follows: “Computershare Trust Company, National Association acting as Custodian for Bank of America, N.A., as Administrative Agent.”
[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.
Hilton Grand Vacations Trust I LLC,
as Borrower

By:	/s/ Ben Loper
Name:	Ben Loper
Title:	SVP & Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Bank of America, N.A., as Administrative Agent

By:	/s/ Andrew Estes
Name:	Andrew Estes
Title:	Director
Bank of America, N.A., as a Committed Lender and a Managing Agent

By:	/s/ Andrew Estes
Name:	Andrew Estes
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Deutsche Bank AG, New York Branch,
as a Committed Lender and a Managing Agent

By:	/s/ Robert Sannicandro
Name:	Robert Sannicandro
Title:	Managing Director

By:	/s/ Ho Min (James) Kwak
Name:	Ho Min (James) Kwak
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Barclays Bank PLC, as a Committed Lender and a Managing Agent

By:	/s/ Eric Chang
Name:	Eric Chang
Title:	Managing Director
Sheffield Receivables Company LLC,
as a Conduit Lender
By:    Barclays Bank PLC, as attorney-in-fact

By:	/s/ Eric Chang
Name:	Eric Chang
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Wells Fargo Bank, National Association, as a Committed Lender and a Managing Agent

By:	/s/ Leigh Poltrack
Name:	Leigh Poltrack
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Truist Bank, as a Committed Lender and a Managing Agent

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Citizens Bank, N.A., as a Committed Lender and a Managing Agent

By:	/s/ Devon Patton
Name:	Devon Patton
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Credit Suisse AG, New York Branch, as a Managing Agent

By:	/s/ Patrick Remmert, Jr
Name:	Patrick Remmert, Jr
Title:	Authorized Signatory

By:	/s/ John J. McDonald, Jr.
Name:	John J. McDonald, Jr.
Title:	Authorized Signatory
Credit Suisse AG, Cayman Islands Branch, as a Committed Lender

By:	/s/ Patrick Remmert, Jr
Name:	Patrick Remmert, Jr
Title:	Authorized Signatory

By:	/s/ Joseph Speziale
Name:	Joseph Speziale
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

MUFG Bank LTD., as a Committed Lender and a Managing Agent

By:	/s/ Helen Ellis
Name:	Helen Ellis
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Regions Bank, as a Committed Lender and a Managing Agent

By:	/s/ Josh Aycox
Name:	Josh Aycox
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Computershare Trust Company, N.A,
as Securities Intermediary, Paying Agent, Backup Servicer and Custodian

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Gotham Funding Corporation
as Conduit Lender

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement

Acknowledged and Agreed:
Grand Vacations Services LLC,
as Servicer

By:	/s/ Ben Loper
Name:	Ben Loper
Title:	SVP & Treasurer

Acknowledged and Agreed with respect to Section 13:
Wells Fargo Bank, National Association,
as Retiring Paying Agent, Securities Intermediary, Backup Servicer and Custodian

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact and agent

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Receivables Loan Agreement